Exhibit 10.01

AMENDMENT NO. 3 TO

EDUCATION MANAGEMENT CORPORATION

2006 STOCK OPTION PLAN

This AMENDMENT NO. 3 TO EDUCATION MANAGEMENT CORPORATION 2006 STOCK OPTION PLAN (the “Amendment”), is made effective as of June 28, 2007.

R E C I T A L S

WHEREAS, Education Management Corporation, a Pennsylvania corporation (the “Company”) adopted the Education Management Corporation 2006 Stock Option Plan (the “Plan”), effective as of June 1, 2006, as amended March 9, 2007 and March 30, 2007.

WHEREAS, Section 13 of the Plan provides, in part, that the Board of Directors of the Company (the “Board”) may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made without the consent of a Participant (as defined in the Plan), if such action would diminish any of the rights of such Participant under any Option (as defined in the Plan) theretofore granted to such Participant under the Plan.

WHEREAS, the Board has determined it is in the best interest of the Company and its shareholders to amend the Plan in order to increase the number of Shares (as such term is defined in the Plan) which may be issued under the Plan.

NOW THEREFORE, the Plan is hereby amended as follows:

1. Amendment of Section 3 of the Plan. The first sentence of Section 3 of the Plan is hereby deleted in its entirety and replaced with the following:

“The total number of Shares which may be issued under the Plan is 1,845,171, subject to adjustment pursuant to Section 8 hereof.”

2. References to Plan. Following the execution of this Amendment, all references in the Plan to the “Plan” shall be deemed to be references to the Plan as amended by this Amendment.

3. No Further Amendments. Except as expressly amended and modified herein, all terms and provisions of the Plan shall remain in full force and effect.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the day and year first above written.

EDUCATION MANAGEMENT CORPORATION

By:	/s/ Todd S. Nelson
Name:	Todd S. Nelson
Title:	President and Chief Executive Officer